UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) July 1, 2006

                            GP Strategies Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-7234                                        13-1926739
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   (Commission File Number)                    (IRS Employer Identification No.)


   777 Westchester Avenue, White Plains, NY                    10604
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   (Address of Principal Executive Offices)                  (Zip Code)

                                 (914) 249-9700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))



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Item 1.01         Entry into a Material Definitive Agreement

         Board Compensation Program:

         On June 26, 2006, the Company's Board of Directors approved a compensation plan for non-employee directors.

         Effective July 1, 2006, the following compensation will be paid to each non-employee director (paid quarterly):

         Annual Retainer: Each non-employee director will receive an annual retainer of $25,000. At the option of the directors, up to one-half of the annual fee may be paid in shares of common stock. The Chairman of the Board will receive a fee of $40,000, in addition to the non-employee director annual retainer of $25,000. The Chairman of the Audit Committee will receive an annual retainer of $15,000 in addition to the non-employee director annual retainer of $25,000. Members of the Audit Committee will receive a fee of $5,000 in addition to the non-employee director annual retainer of $25,000. The Chairman of the Compensation Committee will receive an annual retainer of $5,000 in addition to the non-employee director annual retainer of $25,000. Members of the Compensation Committee will receive a fee of $2,500 in addition to the non-employee director annual retainer of $25,000.

         Board and Committee Meeting Attendance Fees: Each non-employee director will receive compensation of $1,500 for each Board meeting attended and $750 for each committee meeting, only if the Committee meetings are held on a different date than the board meetings.

         In addition to the compensation plan described above, on June 26, 2006, the Board approved the grant of 2,000 shares of restricted stock to each of the Company's non-employee directors. The shares will be awarded at the Company's Annual Meeting of Stockholders to be held on September 14, 2006 upon the election of the directors to serve until the next annual meeting. The shares of restricted stock will be granted pursuant to the Company's 2003 Incentive Plan and completely vest on September 14, 2006.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            GP Strategies Corporation




Date: July 6, 2006                                   Andrea D. Kantor
                                                     Executive Vice President
                                                     and General Counsel


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